UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 22, 2015

GREEN PLAINS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37469	47-3822258
(Commission file number)	(IRS employer identification no.)

450 Regency Parkway, Ste. 400, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 22, 2015,  Green Plains Partners LP announced that the board of directors of its general partner declared a quarterly cash distribution of $0.40 per unit on all of its outstanding common and subordinated units, or $1.60 per unit on an annualized basis, for the third quarter of 2015. The distribution is payable on November 13, 2015, to unitholders of record at the close of business on November 6, 2015.

This represents the partnership’s first quarterly distribution since completing its initial public offering on July 1, 2015.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit
Number	Description of Exhibit
99.1	Press Release dated October 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2015	GREEN PLAINS PARTNERS LP By: /s/ Jerry L. Peters Jerry L. Peters Chief Financial Officer (Principal Financial Officer)